Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements

13. Fair Value Measurements

Overview

Our recurring fair value measurements consist of the valuation of our derivative instruments, which may or may not be designated as accounting hedges. No transactions requiring non-recurring fair value measurements occurred in 2010 other than those associated with our acquisitions discussed in Note 11 – “Acquisitions.” Non-recurring fair value measurements during 2009 consisted of the impairment of four of our hotel properties and an other-than-temporary impairment of our investment in the European joint venture.

In evaluating the fair value of both financial and non-financial assets and liabilities, GAAP outlines a valuation framework and creates a fair value hierarchy that distinguishes between market assumptions based on market data (observable inputs) and a reporting entity’s own assumptions about market data (unobservable inputs). The requirements are intended to increase the consistency and comparability of fair value measurements and the related disclosures. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability at the measurement date in an orderly transaction (an exit price). Assets and liabilities are measured using inputs from three levels of the fair value hierarchy. The three levels are as follows:

Level 1 — Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that we have the ability to access at the measurement date. An active market is defined as a market in which transactions occur with sufficient frequency and volume to provide pricing on an ongoing basis.

Level 2 — Inputs include quoted prices in active markets for similar assets and liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that derived principally from or corroborated by observable market data correlation or other means.

Level 3 — Unobservable inputs reflect our assumptions about the pricing of an asset or liability when observable inputs are not available.

The following table details the fair value of our financial assets and liabilities that are required to be measured at fair value on a recurring basis, as well as non-recurring fair value measurements that we completed during 2009 (there were none in 2010) due to the impairment of non-financial assets (in millions):

		Fair Value at Measurement Date Using
	Balance at December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Fair Value Measurements on a Recurring Basis:
Interest rate swap derivatives(1)	$10.6	$—	$10.6	$—
Forward currency purchase contracts(1)(2)	6.9	—	6.9	—

		Fair Value at Measurement Date Using
	Balance at December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Fair Value Measurements on a Recurring Basis:
Interest rate swap derivatives(1)	$(1.0)	$—	$(1.0)	$—
Forward currency purchase contracts(1)	1.7	—	1.7	—
Fair Value Measurements on a Non- recurring Basis:
Impaired hotel properties held and used(2)	78	—	73	5
Impaired hotel properties sold(2)	—	—	35	—
European joint venture investment(2)	138	—	—	125

(1)	These derivative contracts have been designated as hedging instruments.
(2)	The fair value measurements are as of the measurement date of the impairment and may not reflect the book value as of December 31, 2009.

Derivatives and Hedging

Interest rate swap derivatives. We have three interest rate swap agreements for an aggregate notional amount totaling $300 million related to The Ritz-Carlton, Naples and Newport Beach Marriott Hotel & Spa mortgage loan in the amount of $300 million. We entered into the derivative instruments to hedge changes in the fair value of the fixed-rate mortgage that occur as a result of changes in the 3-month LIBOR rate. As a result, we will pay a floating interest rate equal to the 3-month LIBOR plus a spread which ranges from 2.7% to 3.2%, as opposed to the fixed rate of 5.531%, on the notional amount of $300 million through March 1, 2014. During 2010 and 2009, the cash settlement received under the swap agreement decreased interest expense by $6 million and $1 million, respectively.

We have designated these derivatives as fair value hedges. The derivatives are valued based on the prevailing market yield curve on the date of measurement. We also evaluate counterparty credit risk in the calculation of the fair value of the swaps. As of December 31, 2010 and December 31, 2009, we recorded an asset of $10.6 million and a liability of $1 million, respectively, related to the fair value of the swaps. The changes in the fair value of the derivatives are largely offset by corresponding changes in the fair value of the underlying debt due to changes in the 3-month LIBOR rate, which is recorded as an adjustment to the carrying amount of the debt. Any difference between the change in the fair value of the swap and the change in the fair value in the underlying debt, which was not significant for the periods presented, is considered the ineffective portion of the hedging relationship and is recognized in net income/loss.

Foreign Currency Forward Purchase Contracts. We have four foreign currency forward purchase contracts totaling €80 million (approximately $114 million) to hedge a portion of the foreign currency exposure resulting from the eventual repatriation of our net investment in the European joint venture. Under these transactions, we will sell the Euro amount, and receive the U.S. Dollar amount on the forward purchase date. These derivatives are considered a hedge of the foreign currency exposure of a net investment in a foreign operation and are marked-to-market with changes in fair value recorded to accumulated other comprehensive income within the equity portion of our balance sheet. The forward purchase contracts are valued based on the forward yield curve of the Euro to U.S. Dollar forward exchange rate on the date of measurement. We also evaluate counterparty credit risk in the calculation of the fair value of the swaps. The following table summarizes our four foreign currency purchase contracts (in millions):

Transaction Date	Transaction Amount in Euros	Transaction Amount in Dollars	Forward Purchase Date
				Fair Value as of December 31,		Change in Fair Value
				2010	2009	2010	2009
February 2008	€30	$43	August 2011	$2.8	$(.1)	$2.9	$(1.8)
February 2008	15	22	February 2013	2.2	.7	1.5	(1.2)
May 2008	15	23	May 2014	2.9	1.1	1.8	(1.4)
July 2010	20	26	October 2014	(1.0)	—	(1.0)	—

Total	€80	$114		$6.9	$1.7	$5.2	$(4.4)

Impairment

Impairment of Hotel Properties. We evaluate our hotel portfolio for impairment when events or circumstances occur that indicate the carrying value may not be recoverable. During 2009, we identified several properties that may be sold prior to the end of their previously estimated useful lives or that had current or projected operating losses or other events or circumstances indicating a reduction in value or change in intended use. Properties exhibiting these characteristics were tested for impairment based on management’s estimate of expected future undiscounted cash flows from operations and sale during our expected remaining hold period. The fair value of these properties was determined based on either a discounted cash flow analysis or negotiated sales price. Based on these assessments, we recorded non-cash impairment charges totaling $97 million for 2009 of which $20 million is included in depreciation and amortization and the remaining $77 million in discontinued operations. There were no impairment charges recorded in 2010.

Other-than-temporary impairment of investment. During 2009, we determined that our investment in the European joint venture was impaired based on the reduction of distributable cash flows from the joint venture, which has been caused primarily by a decline in cash flows generated by the properties. We believe this impairment to be other-than-temporary because the time period over which the joint venture may be able to improve operations such that our investment would be fully recoverable is constrained by the remaining life of the joint venture. As a result, we recorded a non-cash impairment charge totaling $34 million in equity in earnings (losses) of affiliates based on the difference between our investment’s estimated fair value and its carrying value. As of December 31, 2010, we determined that our investment was not impaired.

Other Assets and Liabilities

Fair Value of Other Financial Assets and Liabilities. We did not elect the fair measurement option for any of our other financial assets or liabilities. Notes receivable and other financial assets are valued based on the expected future cash flows discounted at risk-adjusted rates and are adjusted to reflect the effects of foreign currency translation. Valuations for secured debt and our credit facility are determined based on the expected future payments discounted at risk-adjusted rates. Senior notes and the Exchangeable Senior Debentures are valued based on quoted market prices. The fair values of financial instruments not included in this table are estimated to be equal to their carrying amounts. The fair value of certain financial assets and liabilities and other financial instruments are shown below:

	2010		2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Financial assets
Mortgage notes	$55	$77	$—	$—
Other notes receivable	—	—	11	11
Financial liabilities
Senior notes	3,093	3,200	3,411	3,473
Exchangeable Senior Debentures	1,156	1,471	1,123	1,246
Credit facility	58	58	—	—
Mortgage debt and other, net of capital leases	1,110	1,107	1,302	1,269